SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 MARCH 28, 2003
                Date of report (Date of earliest event reported)



                        FBR ASSET INVESTMENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         VIRGINIA                 01-15049               54-1873198
     (State or Other          (Commission File          (IRS Employer
       Jurisdiction                Number)           Identification No.)
    of Incorporation)

                          1001 NINETEENTH STREET NORTH
                               ARLINGTON, VA 22209
          (Address of Principal Executive Offices, including Zip Code)


                                 (703) 469-1000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.   OTHER EVENTS.

      On March 28, 2003, the shareholders of FBR Asset Investment Corporation (the "Company") voted to approve the Agreement and Plan of Merger, dated as of November 14, 2002, by and among the Company, Friedman, Billings, Ramsey Group, Inc. ("FBR Group") and Forest Merger Corporation, and the transactions contemplated thereby. The joint press release issued by the Company and FBR Group regarding the shareholder approval is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

      99.1        Press Release, dated March 28, 2003.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FBR ASSET INVESTMENT CORPORATION


                                   By:    /s/ Eric F. Billings
                                       -------------------------------
                                       Name:  Eric F. Billings
                                       Title: Chairman and Chief Executive
                                              Officer

Date:  March 28, 2003

                                  EXHIBIT INDEX



99.1        Press Release, dated March 28, 2003.